EXHIBIT 32.2

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICERS
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Micro Imaging Technology, Inc. (formerly, Electropure, Inc.) (the “Company”) on Form 10-QSB for the six months ended April 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Catherine Patterson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

/S/ CATHERINE PATTERSON
Catherine Patterson
Secretary and Chief Financial Officer
May 29, 2007